UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2020

Lexicon Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Technology Forest Place
The Woodlands, Texas 77381
(Address of principal executive offices and Zip Code)

(281) 863-3000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LXRX	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 8, 2020, Lexicon Pharmaceuticals, Inc. (the “Company”) completed the previously disclosed sale to TerSera Therapeutics LLC (“TerSera”) of the Company's XERMELO® (telotristat ethyl) product and related assets pursuant to the Asset Purchase and Sale Agreement (the “Purchase and Sale Agreement”) by and between the Company and TerSera, dated July 29, 2020, as amended by the First Amendment to Asset Purchase and Sale Agreement (the “First Amendment”), by and between the Company and TerSera, dated August 10, 2020.

The consideration paid by TerSera pursuant to the Purchase and Sale Agreement consisted of: (a) an upfront cash payment of approximately $160,400,000, including the book value of inventory, subject to working capital and other adjustments set forth in the Purchase and Sale Agreement, and (b) the following potential future contingent payments: (i) development, regulatory and sales milestone payments of up to an aggregate of $65 million for the development and commercialization of XERMELO in patients with biliary tract cancer and (ii) mid-teens percentage royalty payments on net sales of XERMELO in biliary tract cancer.

The foregoing description of the Purchase and Sale Agreement and the First Amendment does not purport to be complete and is qualified in its entirety by the full text of the Purchase and Sale Agreement and the First Amendment, which are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

In connection with the closing of the transaction, the Company’s borrowings under its Loan Agreement, dated December 4, 2017, with BioPharma Credit PLC, as collateral agent and a lender, and BioPharma Credit Investments IV Sub LP, as a lender, were repaid in full.

The representations, warranties and covenants contained in the Purchase and Sale Agreement (and the First Amendment, as applicable) were made only for the purposes of the Purchase and Sale Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Purchase and Sale Agreement and the First Amendment and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships between the parties to the Purchase and Sale Agreement. The assertions embodied in those representations and warranties may be subject to important qualifications and limitations agreed to by the Company and TerSera in connection with negotiating their respective terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders. For the foregoing reasons, none of the Company’s stockholders or any other person should rely on such representations and warranties, or any characterizations thereof, as statements of factual information at the time they were made or otherwise.

Item 8.01 Other Events

On September 8, 2020, the Company issued a press release announcing the closing of the Purchase and Sale Agreement with TerSera. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The following unaudited pro forma financial statements reflecting the XERMELO asset disposition described above (as defined in Regulation S-X) are filed as Exhibit 99.2 to this Current Report and incorporated herein by reference:

Lexicon Pharmaceuticals, Inc. Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2020.

Lexicon Pharmaceuticals, Inc. Unaudited Pro Forma Condensed Consolidated Statements of Income (Loss) for the year ended December 31, 2019 and the six-months ended June 30, 2020.

(d) Exhibits

Exhibit No.		Description
2.1*†	—	Asset Purchase and Sale Agreement, dated July 29, 2020, by and between Lexicon Pharmaceuticals, Inc. and TerSera Therapeutics LLC
2.2	—	First Amendment to Asset Purchase and Sale Agreement, dated August 10, 2020, by and between Lexicon Pharmaceuticals, Inc. and TerSera Therapeutics LLC
99.1	—	Press Release Issued by Lexicon Pharmaceuticals, Inc. on September 8, 2020
99.2	—	Pro Forma Financial Information of Lexicon Pharmaceuticals, Inc
104	—	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the U.S. Securities and Exchange Commission (the “SEC”); provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished. A list identifying the contents of all omitted exhibits and schedules can be found on page iii of Exhibit 2.1.

† In accordance with Item 601(b)(2)(ii) of Regulation S-K, certain information (indicated by “[**]”) has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the Company if publicly disclosed.

Safe Harbor For Forward-Looking Statements

Statements contained in this Current Report on Form 8-K about the Company, the Purchase and Sale Agreement, the First Amendment and the transaction that are not purely historical, and all other statements that are not purely historical, may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words “believes,” “anticipates” and “expects” and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Important factors that may cause or contribute to such differences include the accounting and tax treatments of the transaction; the anticipated cash and non-cash charges associated with the transaction; the ability of the Company to successfully separate the XERMELO® business from the Company’s other businesses; the commercial success of telotristat ethyl for the treatment of biliary tract cancer and the risk that future milestone and royalty payments may not be received by the Company on the terms negotiated with TerSera or at all; and such other factors as are set forth in the risk factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the risk factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements, unless required by law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: September 11, 2020	By:	/s/ Brian T. Crum
Brian T. Crum
Vice President and General Counsel